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                      ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of May 28, 1998 (this "ASSIGNMENT AGREEMENT"), by and between LONG ISLAND LIGHTING COMPANY, a New York corporation ("LILCO"), MARKETSPAN GENERATION LLC, a New York limited liability company formerly known as BL GENERATION LLC ("Genco") and MARKETSPAN CORPORATION, a New York corporation formerly known as BL HOLDING CORP. ("MKT"), and acknowledged and agreed to by LONG ISLAND POWER AUTHORITY, a corporate municipal instrumentality and political subdivision of the State of New York ("LIPA") and LIPA ACQUISITION CORP., a New York corporation and a wholly owned subsidiary of LIPA ("LIPA Sub").

                                   WITNESSETH

               WHEREAS, LIPA, LILCO, MKT and LIPA Sub are parties to that certain Agreement and Plan of Merger, dated as of June 26, 1997 (the "Merger Agreement");

               WHEREAS, in connection with the transactions contemplated by the Merger Agreement, LIPA and LILCO entered into a Power Supply Agreement, dated as of June 26, 1997 (as amended and supplemented up to and including the Closing Date as therein defined, the "PSA"), Section 21.3 of which provided that, effective upon the Closing Date, LILCO shall assign all of its rights, obligations and interests thereunder to MKT or any affiliate thereof;

               WHEREAS, MKT hereby directs LILCO to assign to Genco, its wholly-owned subsidiary, all rights, obligations and interests under the PSA to be assigned pursuant to Section 21.3 thereof;

               WHEREAS, in connection with the Merger Agreement and in accordance with the requirements of Section 21.3 of the PSA, MKT will, prior to the Effective Time (as defined in the Merger Agreement), execute a Guaranty Agreement, in substantially the form of the Guaranty Agreement attached to the Merger Agreement as Exhibit E, pursuant to which MKT will, among other things, guarantee the obligations of Genco under the PSA;

               NOW THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

       1. Definitions. Capitalized terms used herein and not otherwise defined herein have the respective meanings given in the Merger Agreement.

       2. Assignment by LILCO to Genco. Pursuant to the direction of MKT, LILCO hereby assigns to Genco all of its rights, obligations and interests under the PSA.

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3.       Assumption of Liabilities and Obligations by Genco. Genco hereby agrees to assume all liabilities and obligations of LILCO under the PSA.

4. Substitution of Genco Where LILCO Appears. The PSA is hereby deemed amended, such that Genco is substituted for LILCO as a named party, as the context may indicate, for all purposes under the PSA and all references to LILCO in the PSA shall be deemed to refer to Genco.

5. Acknowledgment by LIPA and LIPA Sub of Assumption, Assignment and Substitution. LIPA and LIPA Sub each hereby acknowledge and confirm that all of the liabilities, obligations, benefits and rights of LILCO under the PSA shall inure hereby to the benefit of Genco under the PSA.

6. Counterparts. This Assignment Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          IN WITNESS WHEREOF, LILCO, LIPA, LIPA Sub, MKT and Genco have caused this Assignment Agreement to be signed by their respective officers thereunto duty authorized as of the date first written above.

LONG ISLAND LIGHTING COMPANY                      MARKETSPAN GENERATION LLC

By: /s/ Leonard P. Novello                        By: /s/ Joseph E. Fontana
    _______________________                          _______________________

Name:  Leonard P. Novello                         Name:  Joseph E. Fontana
Title: Senior Vice President/General Counsel      Tile:  Vice President


MARKETSPAN CORPORATION

By: /s/ Joseph E. Fontana
    ______________________


Name:  Joseph E. Fontana
Title: Vice President

Acknowledged and Agreed to by:


LONG ISLAND POWER AUTHORITY                       LIPA ACQUISITION CORP.

By: /s/ Seth Hulkower                             By: /s/ Seth Hulkower
    _______________________                          _______________________

Name:  Seth Hulkower                              Name:  Seth Hulkower
Title: Executive Director                         Title: Executive Director

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